UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES AND EXCHANGE ACT OF 1934

May 30, 2002

Date of Report (Date of earliest event reported)

NEOTHERAPEUTICS, INC.

(Exact name of registrant as specified in its charter)

Delaware (State or other Jurisdiction of Incorporation)	000-28782 (Commission File Number)	93-0979187 (IRS Employer Identification Number)

157 Technology Drive Irvine, California (Address of principal executive offices)		92618 (Zip Code)

(949) 788-6700
(Registrant’s telephone number, including area code)

N/A
(Former Name or Former Address, if Changed Since Last Report)

Item 5. Other Events.

On May 30, 2002, NeoTherapeutics, Inc. issued a news release announcing the interim results from its pilot study of Neotrofin™ in patients with early-stage Parkinson’s disease. The text of the press release is set forth in Exhibit 99.1 attached to this report and incorporated herein by this reference.

Item 7.Exhibits

Exhibits:

99.1	Press Release dated May 30, 2002.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEOTHERAPEUTICS, INC.

Date: June 3, 2002	By: Name: Title:	/s/ Samuel Gulko Samuel Gulko Senior Vice President Finance, Chief Financial Officer, Secretary and Treasurer

Exhibit Number	Document Description

99.1	Press Release dated May 30, 2002.